UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 17, 2013 (December 17, 2013)

CUBESMART

CUBESMART, L.P.

(Exact Name Of Registrant As Specified In Charter)

Maryland
(CubeSmart)
Delaware	001-32324	20-1024732
(CubeSmart, L.P.)	000-54662	34-1837021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Old Lancaster Road, Malvern, Pennsylvania 19355

(Address of Principal Executive Offices)

(610) 535-5700

(Registrant’s telephone number, including area code)

460 East Swedesford Road, Suite 3000, Wayne, PA 19087

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement.

On December 17, 2013, CubeSmart, L.P. (the “Operating Partnership”) and CubeSmart (the “Company”) completed the issuance and sale of $250 million of the Operating Partnership’s 4.375% senior notes due December 15, 2023 (the “Notes”) and the Company’s related full and unconditional guarantee of the payment of principal, the make-whole premium, if any, and interest on the Notes (the “Guarantee”). The net proceeds to the Operating Partnership from the sale of the Notes, after the underwriters’ discount and offering expenses payable by the Company, are estimated to be approximately $245.4 million. The Operating Partnership intends to use the net proceeds from this offering to repay all of the outstanding indebtedness under the unsecured term loan portion of the Company’s credit facility maturing in 2014, and the balance of the net proceeds to repay a portion of the outstanding indebtedness incurred under the revolving portion of the Company’s credit facility in connection with the financing of its recent acquisition of 35 storage facilities located in Texas and one storage facility in North Carolina.

The Notes were issued under the indenture, dated as of September 16, 2011 (the “Indenture”), as supplemented by the Second Supplemental Indenture dated as of December 17, 2013 (the “Second Supplemental Indenture”), among the Company, the Operating Partnership and U.S. Bank National Association, as trustee. The Indenture previously was filed with the Securities and Exchange Commission (the “Commission”) on September 16, 2011, as Exhibit 4.5 to the Company’s and the Operating Partnership’s registration statement on Form S-3 (File No. 333-176885) (as the same may be amended and/or supplemented, the “Registration Statement”), under the Securities Act of 1933, as amended (the “Securities Act”), and is incorporated into this Item 1.01 by this reference. The Second Supplemental Indenture is being filed with the Commission as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated into this Item 1.01 by reference. A copy of the Notes and a copy of the Guarantee are filed herewith as Exhibits 4.2 and 4.3, respectively, and incorporated into this Item 1.01 by this reference.

The Notes accrue interest at the rate of 4.375% per annum, with interest payable in cash semi-annually in arrears on each June 15 and December 15, commencing June 15, 2014. The Notes mature on December 15, 2023.

The Notes are senior unsecured indebtedness of the Operating Partnership, ranking equally in right of payment with all of the Operating Partnership’s other unsecured unsubordinated indebtedness from time to time outstanding.  The Notes are effectively subordinated to the indebtedness and other liabilities of the consolidated subsidiaries of the Operating Partnership.

The Operating Partnership may redeem the Notes, at any time and from time to time, prior to September 15, 2023, in whole or in part, at a make-whole redemption price equal to the greater of (i) 100% of the principal amount of the Notes being redeemed and (ii) the sum of the present values of the remaining scheduled payments of principal and interest (not including any accrued and unpaid interest to the redemption date) on the Notes being redeemed discounted to the date of redemption on a semiannual basis at a rate equal to the Treasury Rate (defined in the Second Supplemental Indenture) plus 30 basis points, in each case, plus accrued and unpaid interest to, but not including, the redemption date.

On and after September 15, 2023,  the Operating Partnership may redeem the Notes at any time in whole or in part and from time to time at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest on the principal amount of the Notes being redeemed to, but not including, the redemption date.

The Indenture and the Second Supplemental Indenture contain covenants that, among other things, (i) restrict the ability of the Operating Partnership and its subsidiaries to, subject to certain exceptions, incur additional debt and incur debt secured by liens, and (ii) restrict the Operating Partnership and its subsidiaries from owning unencumbered assets representing less than 150% of the outstanding principal amount of unsecured debt.

The Indenture also contains customary events of default, including, among other things: (i) payment defaults, (ii) covenant defaults, (iii) cross-defaults to other material indebtedness and (iv) certain events of bankruptcy.

The material terms of the Notes and related Guarantee are described in a prospectus supplement, dated December 10, 2013, as filed with the Commission on December 11, 2013 pursuant to Rule 424(b)(5) of the Securities Act, which relates to the offer and sale of the Notes and supplements the Company’s and the Operating Partnership’s prospectus, as filed with the Commission on September 16, 2011, contained in the Registration Statement.

The foregoing is not a complete discussion of the Second Supplemental Indenture, the Notes and related Guarantee and is qualified in its entirety by reference to the full text of those documents attached to this Current Report on Form 8-K as Exhibits 4.1, 4.2 and 4.3, respectively, each of which is incorporated herein by reference.

In connection with the foregoing, the Company and the Operating Partnership are filing as Exhibit 5.1 to this Current Report on Form 8-K the opinion of their counsel with respect to the validity of the Notes and the Guarantee.

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of the Registrant

The information provided in Item 1.01 of this Current Report on Form 8-K pertaining to the Notes and Guarantee is incorporated by reference into this Item 2.03.

Item 9.01                                             Financial Statements and Exhibits

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 17, 2013, among the Company, the Operating Partnership and U.S. Bank National Association.
4.2	$250 million aggregate principal amount of 4.375% senior notes due December 15, 2023.
4.3	CubeSmart Guarantee.
5.1	Opinion of Pepper Hamilton LLP as to the legality of the Notes.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUBESMART

Date: December 17, 2013		By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

CUBESMART, L.P.

Date: December 17, 2013	By:	CubeSmart, its general partner

		By:	/s/ Jeffrey P. Foster
		Name:	Jeffrey P. Foster
		Title:	Senior Vice President, Chief Legal
Officer & Secretary

EXHIBIT INDEX

Exhibit Number	Description

4.1	Second Supplemental Indenture, dated as of December 17, 2013, among the Company, the Operating Partnership and U.S. Bank National Association.
4.2	$250 million aggregate principal amount of 4.375% senior notes due December 15, 2023.
4.3	CubeSmart Guarantee.
5.1	Opinion of Pepper Hamilton LLP as to the legality of the Notes.
23.1	Consent of Pepper Hamilton LLP (included in Exhibit 5.1).